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                                                               Exhibit 10(e)


                                                        Service Package 9069
                                                             Amendment No. 0


                        GAS TRANSPORTATION AGREEMENT
                     (For Use Under FT-G Rate Schedule)

         THIS AGREEMENT is made and entered into as of the 19th day of December, 1994 by and between TENNESSEE GAS PIPELINE COMPANY, a Delaware Corporation, hereinafter referred to as "Transporter" and DELTA NATURAL GAS COMPANY INC, a KENTUCKY Corporation, hereinafter referred to as "Shipper." Transporter and Shipper shall collectively be referred to herein as the "Parties."

                                  ARTICLE I
                                 DEFINITIONS

1.1 TRANSPORTATION QUANTITY (TQ) - shall mean the maximum daily quantity (MDQ) of gas which Transporter agrees to receive and transport on a firm basis, subject to Article II herein, for the account of Shipper hereunder on each day during each month of each year during the term hereof. Shipper shall elect a Transportation Quantity (TQ) for each month of the year and specify the delivery point meters to which service under this Rate Schedule applies. Any limitations of the quantities to be delivered to each Point of Delivery shall be as specified on Exhibit A attached hereto.

1.2 EQUIVALENT QUANTITY - shall be as defined in Article I of the General Terms and Conditions of Transporter's FERC Gas Tariff.

                                 ARTICLE II
                               TRANSPORTATION

Transportation Service - Transporter agrees to accept and receive daily on a firm basis in accordance with Rate Schedule FT-G, at the Point(s) of Receipt from Shipper or for Shipper's account such quantity of gas as Shipper makes available up to the Transportation Quantity, and to deliver to or for the account of Shipper to the Point(s) of Delivery an Equivalent Quantity of gas.

                                 ARTICLE III
                      POINT(S) OF RECEIPT AND DELIVERY

The Primary Receipt and Delivery Points shall be those points specified on Exhibit "A" attached hereto.

                                 ARTICLE IV

All facilities are in place to render the service provided for in this Agreement.



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                                  ARTICLE V
            QUALITY SPECIFICATIONS AND STANDARDS FOR MEASUREMENT

For all gas received, transported and delivered hereunder the Parties agree to the Quality Specifications and Standards for Measurement as specified in the General Terms and Conditions of Transporter's FERC Gas Tariff Volume No.
l. To the extent that no new measurement facilities are installed to provide service hereunder, measurement operations will continue in the manner in which they have previously been handled. In the event that such facilities are not operated by Transporter or a downstream pipeline, then responsibility for operations shall be deemed to be Shipper's.

                                 ARTICLE VI
                  RATES AND CHARGES FOR GAS TRANSPORTATION

6.1 TRANSPORTATION RATES - Commencing upon the effective date hereof, the rates, charges and surcharges to be paid by Shipper to Transporter for the transportation service provided herein, including compensation for system fuel and losses, shall be in accordance with Transporter's Rate Schedule FT-G and the General Terms and Conditions of Transporter's FERC Gas Tariff.

6.2 INCIDENTAL CHARGES - Shipper agrees to reimburse Transporter for any filing or similar fees, which have not been previously paid by Shipper, which Transporter incurs in rendering service hereunder.

6.3 CHANGES IN RATES AND CHARGES - Shipper agrees that Transporter shall have the unilateral right to file with the appropriate regulatory authority and make effective changes in (a) the rates and charges applicable to service pursuant to Transporter's Rate Schedule FT-G (b) the rate schedule(s) pursuant to which service hereunder is rendered, or (c) any provision of the General Terms and Conditions applicable to those rate schedules. Transporter agrees that Shipper may protest or contest the aforementioned filings, or may seek authorization from duly constituted regulatory authorities for such adjustment of Transporter's existing FERC Gas Tariff as may be found necessary to assure Transporter just and reasonable rates.

                                 ARTICLE VII
                            BILLINGS AND PAYMENTS

Transporter shall bill and Shipper shall pay all rates and charges in accordance with Articles V and VI, respectively, of the General Terms and Conditions of Transporter's FERC Gas Tariff.



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                                ARTICLE VIII
                        GENERAL TERMS AND CONDITIONS

This Agreement shall be subject to the effective provisions of Transporter's Rate Schedule FT-G and to the General Terms and Conditions incorporated therein, as the same may be changed or superseded from time to time in accordance with the rules and regulations of the FERC.

                                 ARTICLE IX
                                 REGULATION

9.1 This Agreement shall be subject to all applicable and lawful governmental statutes, orders, rules and regulations and is contingent upon the receipt and continuation of all necessary regulatory approvals or authorizations upon terms acceptable to Transporter. This Agreement shall be void and of no force and effect if any necessary regulatory approval is not so obtained or continued. All Parties hereto shall cooperate to obtain or continue all necessary approvals or authorizations, but no Party shall be liable to any other Party for failure to obtain or continue such approvals or authorizations.

9.2 The transportation service described herein shall be provided subject to Subpart B, Part 284 of the FERC Regulations.

                                  ARTICLE X
                    RESPONSIBILITY DURING TRANSPORTATION

Except as herein specified, the responsibility for gas during transportation shall be as stated in the General Terms and Conditions of Transporter's FERC Gas Tariff Volume No. l.

                                 ARTICLE XI
                                 WARRANTIES

11.1 In addition to the warranties set forth in Article IX of the General Terms and Conditions of Transporter's FERC Gas Tariff, Shipper warrants the following:

         (a) Shipper warrants that all upstream and downstream transportation arrangements are in place, or will be in place as of the requested effective date of service, and that it has advised the upstream and downstream transporters of the receipt and delivery points under this Agreement and any quantity limitations for each point as specified on Exhibit "A" attached hereto. Shipper agrees to indemnify and hold Transporter harmless for refusal to transport gas hereunder in the event any upstream or downstream transporter fails to receive or deliver gas as contemplated by this Agreement.

         (b) Shipper agrees to indemnify and hold Transporter harmless from all suits, actions, debts, accounts, damages, costs, losses and expenses (including reasonable attorneys fees) arising from or out of breach of any warranty by Shipper herein.



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11.2     Transporter shall not be obligated to provide or continue service hereunder in the event of any breach of warranty.

                                 ARTICLE XII
                                    TERM

12.1 This Agreement shall be effective as of the 19th day of December, 1994, and shall remain in force and effect until 31st day of December, 1995 ("Primary Term") and on a month to month basis thereafter unless terminated by either Party upon at least thirty
         (30) days prior written notice to the other Party provided, however, that if the Primary Term is one year or more, then unless Shipper elects upon one year's prior written notice to Transporter to request a lesser extension term, the Agreement shall automatically extend upon the expiration of the Primary Term for a term of five years; and shall automatically extend for successive five year terms thereafter unless Shipper provides notice as described above in advance of the expiration of a succeeding term; provided further, if the FERC or other governmental body having jurisdiction over the service rendered pursuant to this Agreement authorizes abandonment of such service, this Agreement shall terminate on the abandonment date permitted by the FERC or such other governmental body.

12.2 Any portions of this Agreement necessary to correct or cash-out imbalances under this Agreement as required by the General Terms and Conditions of Transporter's FERC Gas Tariff Volume No. 1 shall survive the other parts of this Agreement until such tune as such balancing has been accomplished; provided, however, that Transporter notifies Shipper of such imbalance no later than twelve months after the termination of this Agreement.

12.3 This Agreement will terminate automatically upon written notice from Transporter in the event Shipper fails to pay all of the amount of any bill for service rendered by Transporter hereunder in accord with the terms and conditions of Article VI of the General Terms and Conditions of Transporter's FERC Tariff.

                                ARTICLE XIII
                                   NOTICE

Except as otherwise provided in the applicable to this Agreement, any notice in writing and mailed to the post office to receive the same, as follows:
General Terms and Conditions under this Agreement shall be address of the Party intended as follows:

TRANSPORTER:      TENNESSEE GAS PIPELINE COMPANY
                  P. O. Box 2511
                  Houston, Texas 77252-2511
                  Attention: Transportation Marketing



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SHIPPER:

NOTICES:          DELTA NATURAL GAS COMPANY INC
                  3617 LEXINGTON ROAD
                  WINCHESTER, KY 40391-9797

                  Attention: GEORGE S. BILLINGS

BILLING:          DELTA NATURAL GAS COMPANY INC
                  3617 LEXINGTON ROAD
                  WINCHESTER, KY 40391-9797

                  Attention: BRIAN S. RAMSEY

or to such other address as either Party shall designate by formal written notice to the other.

                                 ARTICLE XIV
                                 ASSIGNMENTS

14.1 Either Party may assign or pledge this Agreement and all rights and obligations hereunder under the provisions of any mortgage, deed of trust, indenture, or other instrument which it has executed or may execute hereafter as security for indebtedness. Otherwise, Shipper shall not assign this Agreement or any of its rights hereunder, except in accord with Article III, Section 11 of the General Terms and Conditions.

14.2 Any person which shall succeed by purchase, merger, or consolidation to the properties, substantially as an entirety, of either Party hereto shall be entitled to the rights and shall be subject to the obligations of its predecessor in interest under this Agreement.

                                 ARTICLE XV
                                MISCELLANEOUS

15.1 The interpretation and performance of this Agreement shall be in accordance with and controlled by the laws of the State of Texas, without regard to the doctrines governing choice of law.

15.2 If any provisions of this Agreement is declared null and void, or voidable, by a court of competent jurisdiction, then that provision will be considered severable at either Party's option; and if the severability option is exercised, the remaining provisions of the Agreement shall remain in full force and effect.

15.3 Unless otherwise expressly provided in this Agreement or Transporter's Gas Tariff, no modification of or supplement to the terms and provisions stated in this Agreement shall be or become effective, until Shipper has submitted a request for


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         change through the TENN-SPEED 2 System and Shipper has been notified through TENN-SPEED 2 of Transporter's agreement to such change.

15.4 Exhibit "A" attached hereto is incorporated herein by reference and made a part hereof for all purposes.


IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed in several counterparts as of the date first hereinabove written.

                                TENNESSEE GAS PIPELINE COMPANY
                                BY:  /S/ JAMES L. BUJNOCH
                                     ----------------------
                                      Director, Transportation Services
                                      Central Region

                                DELTA NATURAL GAS COMPANY INC.

                                BY:  /s/  GEORGE S. BILLINGS
                                     -----------------------
                                TITLE: MGR. - GAS SUPPLY
                                       -----------------
                                DATE: 2-20-95
                                      -------




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
                                                    GAS TRANSPORTATION AGREEMENT
                                                 (For Use Under FTG Rate Schedule)

                                                            EXHIBIT "A"
                                            AMENDMENT #0 TO GAS TRANSPORTATION AGREEMENT
                                                      DATED DECEMBER 19, 1994
                                                              BETWEEN
                                 TENNESSEE GAS PIPELINE COMPANY AND DELTA NATURAL GAS COMPANY INC.



MONTHLY MDQS:   (01) January             250 (04) April                75 (07) July               50   (10) October     100
                (02) February            250 (05) May                  50 (08) August             50   (11) November    175
                (03) March               150 (06) June                 50 (09) September         100   (12) December    250

METER     METER NAME              INTERCONNECT PARTY NAME    COUNTY       ST     ZONE R/D   LEG    METER-TO    BILLABLE-TO   MONTH
----------------------------------------------------------------------------------------------------------------------------------

 20744    STA 542 POOLING POINT                              NOXUBEE      MS     01    R    500         250            250      01
 20744    STA 542 POOLING POINT                              NOXUBEE      MS     01    R    500         250            250      02
 20744    STA 542 POOLING POINT                              NOXUBEE      MS     01    R    500         150            150      03
 20744    STA 542 POOLING POINT                              NOXUBEE      MS     O1    R    500          75             75      04
 20744    STA 542 POOLING POINT                              NOXUBEE      MS     01    R    500          50             50      O5
 20744    STA 542 POOLING POINT                              NOXUBEE      MS     01    R    500          50             50      06
 20744    STA 542 POOLING POINT                              NOXUBEE      MS     01    R    500          50             50      07
 20744    STA 542 POOLING POINT                              NOXUBEE      MS     01    R    500          50             50      O8
 20744    STA 542 POOLING POINT                              NOXUBEE      MS     01    R    500         100            100      09
 20744    STA 542 POOLING POINT                              NOXUBEE      MS     01    R    500         100            100      10
 20744    STA 542 POOLING POINT                              NOXUBEE      MS     01    R    500         175            175      11
 20744    STA 542 POOLING POINT                              NOXUBEE      MS     O1    R    500         250            250      12

                                                                               Total Receipt To:      1,550          1,550
  0813    WEST BEND SALES                                    POWELL       KY     02    D    087         250            250      O1
  0813    WEST BEND SALES                                    POWELL       KY     02    D    087         250            250      02
  0813    WEST BEND SALES                                    POWELL       KY     02    D    087         150            150      03
  0813    WEST BEND SALES                                    POWELL       KY     02    D    087          75             75      04
  0813    WEST BEND SALES                                    POWELL       KY     02    D    087          50             50      05






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
                                                    GAS TRANSPORTATION AGREEMENT
                                                 (For Use Under FTG Rate Schedule)


                                                        (EXHIBIT "A" Cont.)

METER     METER NAME              INTERCONNECT PARTY NAME    COUNTY       ST     ZONE R/D   LEG    METER-TO    BILLABLE-TO   MONTH
----------------------------------------------------------------------------------------------------------------------------------

0813    WEST BEND SALES                                      POWELL       KY     02    D    087          50             50      06
0813    WEST BEND SALES                                      POWELL       KY     02    0    087          5O             50      07
0813    WEST BEND SALES                                      POWELL       KY     02    D    087          50             50      O8
0813    WEST BEND SALES                                      POWELL       KY     02    D    087         100            100      09
0813    WEST BEND SALES                                      POWELL       KY     02    D    087         100            100      10
0813    WEST BEND SALES                                      POWELL       KY     02    D    087         175            175      11
0813    WEST BEND SALES                                      POWELL       KY     02    D    087         250            250      12
                                                                               Total Delivery To:     1,550          1,550




NUMBER OF RECEIPT POINTS AFFECTED: 1


NUMBER OF DELIVERY POINTS AFFECTED: 1


Note: Exhibit "A" is a reflection of the contract and all amendments as of the amendment effective date.





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               SCHEDULE OF OTHER GAS TRANSPORTATION AGREEMENTS

This is a schedule of other Gas Transportation Agreements substantially identical to this exhibit in all material respects. The other Gas
Transportation Agreements to which the Registrant is a party are set forth below with the material details that differ from this Exhibit:

1. Gas Transportation Agreement (contract No. 2448), dated September 1, 1993, by and between Tennessee Gas Pipeline Company and the Registrant. Materially different details: Maximum Daily Quantities for any given month are up to 1,500 Dekatherms for months of January, February and December; Initial Term expired November 1, 2000, but has same five year renewal periods as in exhibit.

2. Gas Transportation Agreement (contract No. 2515), dated September 1, 1993, by and between Tennessee Gas Pipeline Company and the Registrant. Materially different details: Maximum Daily Quantities for any given month are up to 5,500 Dekatherms for months of January, February and December; Initial Term expired November 1, 2000, but has same five year renewal periods as in exhibit.

3. Gas Transportation Agreement (contract No. 2555), dated September 1, 1993, by and between Tennessee Gas Pipeline Company and the Registrant. Materially different details: Maximum Daily Quantities for any given month are up to 8,561 Dekatherms for months of January, February and December; Initial Term expired November 1, 2000, but has same five year renewal periods as in exhibit.

4. Gas Transportation Agreement (Contract No. 2516), dated September 1, 1993, by and between Tennessee Gas Pipeline Company and the Registrant. Materially different details: Maximum Daily Quantities for any given month are up to 400 Dekatherms for months of January, February and December; Initial Term expired November 1, 2000, but has same five year renewal periods as in exhibit.

5. Gas Transportation Agreement (Contract No. 2747), dated September 1, 1993, by and between Tennessee Gas Pipeline Company and the Registrant. Materially different details: Rates, charges and surcharges to be paid by Registrant governed by Tennessee's Rate Schedule FT-A and not FT-G; Maximum Daily Quantities are 1,400 Dekatherms regardless of month, for months of January, February and December; Initial Term expired November 1, 2000, but has same five year renewal periods as in exhibit.